UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 14, 2021 (June 8, 2021)

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices)

(312) 618-1322

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $11.50 per share	UPH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously reported in the Current Report on Form 8-K filed by UpHealth, Inc. (f/k/a GigCapital2, Inc. and referred to herein as the “Company”) with the Securities and Exchange Commission (the “SEC”) on June 4, 2021, the Company held a special meeting of its stockholders on June 4, 2021 (the “Special Meeting”). At the Special Meeting, the Company’s stockholders considered and adopted, among other matters, the BCAs (as such term is defined below).

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on June 9, 2021, the Company on June 9, 2021 consummated its Business Combinations (as such term is defined below) (such consummation, the “Closing”) pursuant to (a) the Business Combination Agreement, dated as of November 20, 2020, as amended, with UpHealth Holdings, Inc., a Delaware corporation (“UpHealth”), and UpHealth Merger Sub, Inc., a Delaware corporation (such business combination agreement, the “UpHealth BCA,” and such business combination, the “UpHealth Combination”), and (b) the Business Combination Agreement, dated as of November 20, 2020, as amended, with Cloudbreak Health, LLC, a Delaware limited liability company (“Cloudbreak”), Cloudbreak Health Merger Sub, LLC, a Delaware limited liability company, solely with respect to Section 7.15 thereof, Chirinjeev Kathuria, Mariya Pylypiv, UpHealth, and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the Cloudbreak members (such business combination agreement, the “Cloudbreak BCA,” and, together with the UpHealth BCA, the “BCAs” and such business combination, the “Cloudbreak Combination” and, together with the UpHealth Combination, the “Business Combinations”). In connection with the consummation of the Business Combinations, the Company changed its name from GigCapital2, Inc. to UpHealth, Inc. Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the final proxy statement/prospectus (the “Final Proxy Statement/Prospectus”) filed with the SEC on May 13, 2021 by the Company.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed by the Company with the SEC on November 23, 2020, the Company announced that it executed the UpHealth BCA. As also previously reported on a Current Report on Form 8-K of the Company, filed with the SEC on November 23, 2020, the Company announced that it executed the Cloudbreak BCA.

Amendments to PIPE Subscription Agreements

As previously reported in a Current Report on Form 8-K filed by the Company with the SEC on January 21, 2021, the Company entered into subscription agreements (the “PIPE Subscription Agreements”), each dated January 20, 2021, with certain institutional investors (the “PIPE Investors”) including Oppenheimer & Co. Inc., the placement agent for the private placements under the PIPE Subscription Agreements, pursuant to which, among other things, the Company agreed to issue and sell an aggregate of 3,000,000 shares (the “PIPE Shares”) of the Company’s common stock (the “Common Stock”) at $10.00 per share, in private placements to close immediately prior to the Closing of the Business Combinations.

On June 8, 2021, the Company entered into an Amendment to Subscription Agreement with each of the PIPE Investors (each an “Amendment to Subscription Agreement (PIPE)”) to provide that in addition to subscribing to purchase the PIPE Shares, each PIPE Investor would receive one warrant for the purchase of one share of Common Stock, at an exercise price of $11.50 per share, for every ten PIPE Shares purchased (the “PIPE Warrants”). The Company agreed to file a registration statement to register the resale of the PIPE Warrants within 45 days after the Closing.

The foregoing description of the Amendments to Subscription Agreement (PIPE) and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the text of the Form of Amendment to Subscription Agreement (PIPE), which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by this reference.

Amendments to Note Subscription Agreements

As previously reported in a Current Report on Form 8-K filed by the Company with the SEC on January 21, 2021, the Company also entered into convertible note subscription agreements (the “Note Subscription Agreements”), each dated January 20, 2021, with certain institutional investors (the “Note Investors”), pursuant to which the Company agreed to issue and sell $255,000,000 aggregate principal amount of unsecured convertible notes due in 2026 (the “Notes”), in private placements to close immediately prior to the Closing of the Business Combinations.

On June 8, 2021, the Company entered into an Amendment to Subscription Agreement with certain of the Note Investors (each an “Amendment to Subscription Agreement (Reduction in Purchase Amount)”) to reduce the amount of Notes that the Company would issue and sell to those Note Investors. With certain other Note Investors, the Company entered into Termination Agreements (the “Termination Agreements”), which terminated the Note Subscription Agreements for those Note Investors, and ended their participation in the Note purchase transaction. The original Note Subscription Agreements as to other Note Investors remained unchanged. As a net result of the Amendments to Subscription Agreement (Reduction in Purchase Amount) and the Termination Agreements, the amount of Notes that the Company agreed to issue and sell to the Note Investors was reduced to $160,000,000 aggregate principal amount.

The foregoing description of the Amendments to Subscription Agreement (Reduction in Purchase Amount) and the Termination Agreements and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the text of the Form of Amendment to Subscription Agreement (Reduction in Purchase Amount) and the Form of Termination Agreement, which are included as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K, and incorporated herein by this reference.

Item 3.03.	Material Modification to Rights of Security Holders.

Second Amended and Restated Certificate of Incorporation

Immediately prior to the Closing of the Business Combinations, the Company’s amended and restated certificate of incorporation, as amended, dated June 5, 2019 (the “Charter”), was further amended and restated to:

(a)	change the post-combination company’s name to UpHealth, Inc.;

(b)	classify and divide the Company’s board of directors into three classes, each with terms expiring at different times;

(c)

delete the second sentence in Article II and delete the prior provisions under, and references to, Article IX (Business Combination Requirements; Existence) of the prior amended and restated certificate of incorporation;

(d)	amend certain terms in Article X (Corporate Opportunities) with respect to certain non-employee directors of the Company pursuing outside business activities and corporate opportunities; and

(e)

amend the exclusive forum provision in the prior amended and restated certificate of incorporation to conform to recent SEC guidance regarding the exclusion of certain potential claims from exclusive forum charter provisions.

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on June 4, 2021, the Company’s stockholders approved this amendment and restatement of the Charter at the Special Meeting. This summary is qualified in its entirety by reference to the text of the Second Amended and Restated Certificate of Incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by this reference.

Amended and Restated Bylaws

In connection with the Closing of the Business Combinations, the Company’s bylaws were amended and restated to prohibit stockholder action by written consent, which forces stockholder action to be taken at an annual or special meeting of our stockholders. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws of the Company, which is included as Exhibit 3.2 hereto and incorporated herein by this reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 to this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events

As a result of the Closing of the Business Combinations and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), UpHealth is a successor issuer to GigCapital2, Inc. UpHealth hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Item

3.1	Second Amended and Restated Certificate of Incorporation of UpHealth, Inc.

3.2	Amended and Restated Bylaws of UpHealth, Inc.

10.1	Form of Amendment to Subscription Agreement (PIPE), dated June 8, 2021

10.2	Form of Amendment to Subscription Agreement (Reduction in Purchase Amount), dated June 8, 2021

10.3	Form of Termination of Subscription Agreement, dated June 8, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2021

By:	/s/ Ramesh Balakrishnan
Name:	Dr. Ramesh Balakrishnan
Title:	Co-Chief Executive Officer